UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

William MacGregor, Esq.

UBS Asset Management

1285 Avenue of the Americas

New York, NY 10019

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders

UBS Relationship Funds

Annual Report  |  December 31, 2017

President’s letter

February 16, 2018

Dear Shareholder,

Investors in equities enjoyed another strong year in 2017 as the global recovery continued to pick up speed. The year was witness to an expanding global economic recovery, now in its ninth year and notable for its breadth and consistency. While stocks appear somewhat expensive by historical measures, we believe that a relatively benign economic environment, with subdued inflation and supportive central bank polices, bodes well for continued growth. Encouragingly, across asset classes there is a high level of conviction that attractive opportunities on a risk-adjusted basis still exist, and with a healthy awareness of potential threats to broader market calmness. With the potential for greater volatility ahead, the timeless challenge of building a genuinely diversified portfolio capable of delivering growth and the potential for downside protection takes on a new dimension. At UBS Asset Management, our teams have distinct viewpoints and philosophies, but they all share one goal—to provide you with access to the best ideas and superior investment performance.

In recent years, UBS Asset Management has committed to being an industry leader in sustainable investment strategies that screen potential opportunities based on their positive environmental, social and corporate governance impact, in addition to traditional investment analysis. We believe that the integration of material sustainability criteria often leads to better informed investment decisions and provides powerful diversification benefits to a portfolio. Research into the positive impact of sustainability on financial performance has been encouraging. Studies of the academic literature confirm that integrating sustainability information may lead to better risk-adjusted returns by reducing downside risks.1 Additionally, these benefits are most profound when examined over a whole market cycle, which would be optimal for long-term investors. However, it is important to bear in mind that sustainability factors will likely make a fund perform differently from a fund that relies solely or primarily on financial metrics. The sustainability factors may cause the Fund’s industry allocation to deviate from that of funds without these considerations.

Our commitment to sustainable investing has resulted in the addition of the UBS International Sustainable Equity Fund and UBS U.S. Sustainable Equity Fund to the UBS fund family. Both funds focus on the alignment of a traditional investment discipline with the concept of sustainability—the potential for long-term maintenance of environmental, economic and social well-being. Our stringent analysis evaluates a company as a whole, not just its financial statements, to build a portfolio of investments that have a positive impact, while providing the potential for downside risk mitigation. Having managed institutional sustainable equity strategies for more than 20 years, UBS Asset Management has emerged as a leader in sustainable and responsible investing, and we are proud to now offer these strategies to investors through the UBS fund family.

Our goal at UBS Asset Management is to be the world’s leading sustainable investment asset manager; to be ahead of the curve and play a material role in the mainstreaming of this important new approach.

As the global economic recovery continues, staying diversified remains imperative, and we believe that the addition of sustainable investments to a portfolio is a smart way to gain exposure to quality companies that may outperform over the long-term. We continue to believe that there are compelling opportunities across global asset classes and that the right strategies in the hands of skilled investment professionals have the potential to deliver better investment

[1]	Friede, G., Busch, T. & Bassen, A. (2015) ESG and financial performance: aggregated evidence from more than 2000 empirical studies, Journal of Sustainable Finance & Investment, 5:4, 210–233.

President’s letter

outcomes for our clients. At UBS Asset Management, we embrace the responsibility of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver

President

The UBS Funds

Managing Director

UBS Asset Management (Americas) Inc.

The views expressed are those of UBS Asset Management (Americas) Inc. as of February 16, 2018. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any individual security or market segment, or any UBS mutual fund.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our web site at www.ubs.com/am-us.

The markets in review

The global economic expansion accelerates

The US economy continued to expand during the reporting period. Looking back, the US Commerce Department reported that gross domestic product (“GDP”) grew at a 1.2% seasonally adjusted annualized rate during the first quarter of 2017. GDP growth then accelerated to 3.1% and 3.2% during the second and third quarters of 2017, respectively. The latter reading represented the strongest pace since the first quarter of 2015. Finally, fourth quarter 2017 GDP grew at a 2.6% rate based on the US Commerce Department’s initial estimate.1

The US Federal Reserve Board (the “Fed”) continued to raise interest rates during the reporting period as it sought to gradually normalize monetary policy. In particular, the Fed raised rates in March, June, and December 2017. With its last rate hike, the federal funds rate2 moved to a range between 1.25% and 1.50%. In addition, starting in October 2017, the Fed began reducing its sizable balance sheet. For 2018, the Fed currently anticipates making three additional 0.25% rate hikes and taking further actions to pare its balance sheet.

From a global perspective, in its October 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”) said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018—3.6 percent and 3.7 percent, respectively—is 0.1 percentage point higher in both years than in the April 2017 and July 2017 forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” The IMF estimates that 2017 growth in the eurozone was 2.1%, versus 1.8% in 2016. Japan’s economy is estimated to have expanded 1.5% in 2017, compared with 1.0% in 2016. Finally, in the IMF’s view, overall growth in emerging markets countries will have accelerated to 4.6% in 2017, versus 4.3% in 2016.

Global equities move sharply higher

The global equity market generated very strong results during the reporting period. US equities posted positive results during all 12 months of the period. Supporting the market were improving global growth, corporate profits that often exceeded expectations and, more recently, the December 2017 signing of a tax reform bill, in our view. All told, the US stock market, as measured by the S&P 500 Index,3 gained 21.83% for the 12 months ended December 31, 2017. International equities produced even stronger returns. International developed equities, as measured by the MSCI EAFE Index (net),4 rose 25.03% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),5 gained 37.28%.

[1]	Based on the Commerce Department’s initial estimate announced on January 26, 2018, after the reporting period had ended.
[2]	The federal funds rate or the “fed funds rate,” is the rate US banks charge one another for funds they borrow on an overnight basis.
[3]	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[4]	The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[5]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

The fixed income market also advances

The global fixed income market posted positive results during the reporting period. In the US, short-term Treasury yields moved higher in conjunction with the Fed interest rate hikes. In contrast, longer-term Treasury yields surprisingly declined in 2017. For the fiscal year as a whole, the yield on the US 10-year Treasury fell from 2.45% to 2.40% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index,6 returned 3.54% for the 12 months ended December 31, 2017. Returns of riskier fixed income securities were much better. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,7 gained 7.48% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),8 rose 9.32%.

[6]	The Bloomberg Barclays US Aggregate Bond Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.
[7]	The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.
[8]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS-HALO Emerging Markets Equity Relationship Fund

Portfolio performance

Over the 12 months ended December 31, 2017, UBS Emerging Markets Equity HALO Relationship Fund (the “Fund”) gained 48.79%, while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), returned 37.28%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, and the Index returns do not reflect the deduction of fees and expenses.)

The outperformance of the Fund over the reporting period was driven by positive security selection across most sectors, including financials, consumer discretionary and materials. In contrast, stock selection in consumer staples detracted from results. Sector positioning added to performance.

Portfolio performance summary1

What worked:

•	Several individual stocks contributed to performance during the period:

–	Shares of Ping An Insurance rose sharply during the reporting period. (For additional details, see “Portfolio Highlights.”)

–	Brilliance Auto, a Chinese automobile manufacturer with a joint venture with BMW to produce and distribute BMW cars in China, was a substantial contributor to performance. The stock was buoyed by strong demand for the new BMW models launched during the year. The premium segment of the car market continues to outperform industry growth in China.

–	Naspers, a South African media and internet holding company, was also a meaningful contributor to the Fund’s performance. (For additional details, see “Portfolio Highlights.”)

–	Shares of Alibaba, China’s dominant e-commerce group, rallied over the reporting period. Its shares were buoyed by solid results reflecting strong growth for its core retail business. This was driven by the growing trend of merchants shifting sales and marketing budgets from offline to Alibaba’s online platforms.

What didn’t work:

•	A few individual stocks had a negative impact on performance:

–	Magnit, one of Russia’s largest food retailers, was the Fund’s largest detractor from performance during the reporting period. The stock fell amid weak earnings results with declining growth and margins in light of increasing competition. We continue to hold Magnit as of the end of the reporting period, but we are reviewing the company’s suitability for the Fund going forward.

–	Lukoil, a Russian oil company, significantly detracted from the Fund’s performance during the year. (For additional details, see “Portfolio Highlights.”) We continue to hold Lukoil, as the company is inexpensively valued, has strong free cash flow, and provides a greater dividend yield compared to its peers.

–	China Mobile, China’s largest mobile operator, was negatively impacted by concerns about government pressure for tariff cuts. We closed our position in the company prior to the end of the reporting period.

–	Infosys, an Indian information technology (“IT”) services company, detracted from results over the reporting period. (For additional details, see “Portfolio Highlights.”) We closed our position in the company prior to the end of the reporting period.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS-HALO Emerging Markets Equity Relationship Fund

•	Country weightings, which are the result of our bottom-up stock selection, detracted slightly from performance overall during the reporting period. In particular, the Fund’s overweight in Russia was a headwind for results given the geopolitical overhang, irrespective of improving stock fundamentals.

Portfolio highlights

•	Shares of Ping An Insurance posted strong gains, buoyed by tighter monetary conditions in China that are leading to higher interest rates and improved investor sentiment for life insurance companies.

•	Naspers posted strong gains, driven by the solid performance of its holdings in Tencent, a Chinese internet and media holding company. It was also supported by further evidence of crystalizing value from its non-listed internet/e-commerce assets.

•	Shares of Lukoil declined amid geopolitical concerns and weak oil prices throughout the first part of the year.

•	Infosys was negatively impacted by concerns around potential US legislation changes, particularly to the H1-B visa program and cross border taxes. These legislations have the potential to limit revenue opportunities for the company and increase its cost of doing business in the US.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2017. The views and opinions in the letter were current as of February 16, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS-HALO Emerging Markets Equity Relationship Fund

Average annual total returns for periods ended December 31, 2017 (unaudited)

	1 year	5 years	10 years
UBS-HALO Emerging Markets Equity Relationship Fund (gross of transaction fee)[1]	48.79%	7.01%	3.10%
UBS-HALO Emerging Markets Equity Relationship Fund (net of transaction fee)[2]	48.04%	6.90%	3.05%
MSCI Emerging Markets Index (net)[3]	37.28%	4.35%	1.68%

[1]	Return based on NAV—does not include the payment of a 0.75% transaction charge on Fund share redemptions in each period presented, where applicable.
[2]	Standardized total return—Includes the payment of a 0.75% transaction charge on Fund share redemptions in each period presented, where applicable. Effective December 19, 2017, the transaction charge of 0.75% charged upon redemption or exchange of the Fund’s shares was eliminated.
[3]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund (excluding 0.75% transaction charge) over the 10 years ended December 31, 2017 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS-HALO Emerging Markets Equity Relationship Fund

Portfolio statistics and industry diversification—December 31, 2017 (unaudited)1

Top ten holdings

Percentage of net assets
Samsung Electronics Co. Ltd.	7.2%
Alibaba Group Holding Ltd. ADR	5.5
Taiwan Semiconductor Manufacturing Co. Ltd.	5.4
Tencent Holdings Ltd.	5.0
Ping An Insurance Group Co. of China Ltd., H Shares	4.6
Naspers Ltd., Class N	4.4
Bharat Petroleum Corp. Ltd.	4.4
Bank Mandiri Persero Tbk. PT	4.1
POSCO	3.8
Sberbank of Russia PJSC	3.8
Total	48.2%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
Cayman Islands	19.4%
South Korea	14.4
India	11.7
China	9.4
Russia	8.3
Total	63.2%

Common stocks	Percentage of net assets
Automobiles	6.18%
Banks	24.16
Beverages	1.82
Diversified consumer services	6.17
Electric utilities	2.07
Electronic equipment, instruments & components	2.59
Food & staples retailing	1.66
Insurance	4.55
Internet software & services	10.45
Media	4.43
Metals & mining	6.51
Oil, gas & consumable fuels	7.19
Paper & forest products	1.83
Personal products	3.36
Real estate management & development	2.82
Semiconductors & semiconductor equipment	5.44
Technology hardware, storage & peripherals	7.16
Total common stocks	98.39%

Short-term investments	0.05
Total investments	98.44%

Cash and other assets, less liabilities	1.56
Net assets	100.00%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

UBS-HALO Emerging Markets Equity Relationship Fund Portfolio of investments

December 31, 2017

	Shares	Value
Common stocks: 98.39%
Bermuda: 3.54%
Brilliance China Automotive Holdings Ltd.	570,000	$1,524,796

Brazil: 6.15%
Banco Bradesco SA ADR*	146,404	1,499,177
Vale SA*	95,115	1,154,421

Total Brazil common stocks		2,653,598

Cayman Islands: 19.44%
Alibaba Group Holding Ltd. ADR*	13,749	2,370,740
China Resources Land Ltd.	412,766	1,215,129
New Oriental Education & Technology Group, Inc. ADR	16,722	1,571,868
TAL Education Group ADR	36,600	1,087,386
Tencent Holdings Ltd.	41,100	2,135,789

Total Cayman Islands common stocks		8,380,912

China: 9.38%
China Construction Bank Corp., H Shares	1,470,000	1,354,691
Industrial & Commercial Bank of China Ltd., H Shares	901,000	725,381
Ping An Insurance Group Co. of China Ltd., H Shares	188,500	1,962,725

Total China common stocks		4,042,797

India: 11.74%
Bharat Petroleum Corp. Ltd.	233,729	1,895,758
HDFC Bank Ltd.	38,671	1,134,426
Mahindra & Mahindra Ltd.	96,786	1,138,944
Power Grid Corp. of India Ltd.	283,776	890,753

Total India common stocks		5,059,881

Indonesia: 4.09%
Bank Mandiri Persero Tbk. PT	2,993,400	1,765,041

Mexico: 2.27%
Grupo Financiero Banorte SAB de CV, Class O	178,200	977,257

Poland: 2.36%
Powszechna Kasa Oszczednosci Bank Polski SA*	79,817	1,016,013

	Shares	Value
Russia: 8.25%
LUKOIL PJSC ADR	20,901	$1,204,943
Magnit PJSC GDR[1]	26,174	715,859
Sberbank of Russia PJSC	418,155	1,634,160

Total Russia common stocks		3,554,962

South Africa: 4.43%
Naspers Ltd., Class N	6,842	1,908,405

South Korea: 14.35%
LG Household & Health Care Ltd.	1,305	1,449,391
POSCO	5,315	1,650,775
Samsung Electronics Co. Ltd.	1,297	3,086,970

Total South Korea common stocks		6,187,136

Taiwan: 8.03%
Delta Electronics, Inc.	148,000	713,679
Largan Precision Co. Ltd.	3,000	405,262
Taiwan Semiconductor Manufacturing Co. Ltd.	304,000	2,344,473

Total Taiwan common stocks		3,463,414

Thailand: 2.53%
Bangkok Bank PCL (Registered)	49,800	308,671
Thai Beverage PCL	1,140,000	784,179

Total Thailand common stocks		1,092,850

United Kingdom: 1.83%
Mondi plc	30,284	789,546
Total common stocks (cost $29,283,237)		42,416,608

Short-term investments: 0.05%
Investment companies: 0.05%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $22,242)	22,242	22,242
Total investments: 98.44% (cost $29,305,479)		42,438,850

Cash and other assets, less liabilities: 1.56%		670,719
Net assets: 100.00%		$43,109,569

UBS-HALO Emerging Markets Equity Relationship Fund

Portfolio of investments

December 31, 2017

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 21. Portfolio footnotes appear below.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$42,416,608	$—	$—	$42,416,608
Short-term investments	22,242	—	—	22,242
Total	$42,438,850	$—	$—	$42,438,850

At December 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2017, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 21.67%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 21.69%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund kept pace with the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked:

•	The Fund benefited from several stock selection decisions across sectors during the reporting period.

–	Arista Networks was the Fund’s top-performing stock for the 12 months ended December 31, 2017. The company’s outperformance was driven by the continued build-out of cloud computing data centers and Arista’s continued share gains relative to Cisco and other Ethernet switch manufacturers. We believe that Arista Networks is the best-positioned networking company to benefit from the transition to software-defined, automatically provisioned networks.

–	Alnylam Pharmaceuticals made a positive contribution to Fund performance. The company’s share price increased after Alnylam released new data on Patisiran, its lead RNA-silencing drug. The implications of the study go beyond the treatment of a rare form of amyloidosis, potentially impacting treatments for other diseases the company is attempting to cure.

–	Micron Technology’s outperformance was driven by a continued recovery in both DRAM and NAND Flash memory pricing, fueled by rational industry supply and pricing practices and increased demand for memory across many information technology (IT) segments, including smartphones, PCs and cloud computing.

–	Take-Two Interactive Software outperformed due to strong earnings reports and anticipation of new product launches in the coming six to 12 months. The videogame market is a growing entertainment content industry. Videogame companies, including Take-Two Interactive, can grow faster than the core due to digital downloads, increased genres, studios and platforms, new engagement models, geographic growth, portfolio growth, multiplayer networked gaming and the emergence of “e-sports” leagues. We believe that Take-Two Interactive’s margins are likely to expand with growth.

•	Stock selection decisions in the industrials sector contributed positively to Fund performance.

–	Spirit AeroSystems traded higher after the company settled a pricing dispute with Boeing. The deal preserves Spirit’s goal of a 6% to 8% free cash flow margin until 2022. In addition, the company beat earnings expectations in the second quarter and increased guidance for the full year. (For details, see “Portfolio highlights.”)

What didn’t work:

•	Stock selection in the consumer staples sector detracted from Fund returns during the 12 months ended December 31, 2017.

–	Kroger was the largest negative contributor during the 12-month period. Kroger’s share price declined after increased competition forced the company to lower its 2017 guidance during the second quarter earnings call. Management also took the opportunity to invest in wages and other expenses for the long-term health of the

[1]	For a detailed commentary on the market environment in general during the reporting period, see page 3-4.

UBS U.S. Equity Alpha Relationship Fund

business. When Amazon announced that it would buy Whole Foods, food retailers experienced compression of their multiples. Due to the uncertainty around the cost of competition, we sold out of the stock prior to the end of the reporting period.

•	Stock selection in the consumer discretionary sector hindered relative returns.

–	Newell Brands was among the main detractors from Fund performance during the 12 months ended December 31, 2017. The market punished the company for overpromising on top-line growth and not properly communicating its issues with customer inventory management. Newell also assumed significant debt to finance its acquisition of Jarden, so its leverage is higher than historical norms. We believe that Newell will be able to manage the transition, return to normal levels of leverage and generate healthy cash flows. (For details, see “Portfolio highlights.”)

•	A handful of other names detracted from relative performance.

–	Oasis Petroleum underperformed over the holding period. Our thesis was based on a belief that the market was not giving Oasis full credit for its improved execution and the acreage in the Bakken formation in North Dakota and Montana. The position was sold and the proceeds were invested in WPX Energy, which offers a better price/value opportunity, in our view.

–	Mallinckrodt underperformed due to concerns around drug pricing combined with pressure from a well-known short seller. We sold the stock during the reporting period.

–	A significant underweight to Apple detracted from performance during the period. The company’s share price reached an all-time high as the market anticipated steep demand for the new iPhone X. While Apple has been a strong performer, we have maintained an underweight for some time, and subsequently closed the position prior to the end of the reporting period. We prefer to take exposure to companies within the Apple supply chain, several of which have also experienced significant stock price appreciation.

–	Allergan’s shares declined after management lowered expectations for several legacy brands (Restasis, Aczone, Namenda), which disappointed investors. We believe that given the short duration of these products, the impact on near-term earnings estimates is much greater than the impact on Allergan’s fair value. Within pharmaceuticals/biotech, we expect continued sector-wide consolidation. Combined with major advances in science, this should drive substantial, idiosyncratic value creation for those investors willing to hold the stock through potential near-term volatility.

Portfolio highlights

•	Spirit AeroSystems is a world leader in the manufacture of aerostructures that include fuselage, wings and propulsion systems. The company has life-of-program contracts to supply aerostructures to Boeing for all of its key commercial platforms. Spirit was spun out of Boeing in 2006, and its former parent still accounts for 85% of its revenues, but Spirit is slowly diversifying. We believe the company offers an attractive risk-reward relationship.

•	We believe that Gardner Denver Holdings is well-positioned to take advantage of secular trends in U.S. shale. The company’s undermanaged business was taken private by KKR, who brought in new management, invested through the downturn in an expanded service capability, and made overdue cost improvements. We believe that Gardner Denver’s profits will accelerate as upstream energy prices continue to come off their trough levels.

•	Bio-Rad is a manufacturer and distributor of life science research and clinical diagnostics products. The company is under-earning as management invests in the rollout of its enterprise resource planning (ERP) system to streamline key areas of the business. We believe margins should increase significantly, driving earnings per share estimates well ahead of consensus. We also like the hidden value in Bio-Rad’s ownership stake in Sartorius, a biotechnology filtration company.

UBS U.S. Equity Alpha Relationship Fund

•	Newell Brands is a marketer of consumer and commercial products. We believe the company’s investments in capabilities across consumer insights, innovation and go-to-market, as well as a substantial step-up in brand spending, will positively impact top-line growth. This should lead to profitable share gains, higher margins and higher return on invested capital (ROIC). We believe the company’s leading market share in several categories makes it well-placed to succeed across a highly fragmented competitor base.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2017. The views and opinions in the letter were current as of February 16, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended December 31, 2017 (unaudited)

	1 year	5 years	10 years
UBS U.S. Equity Alpha Relationship Fund	21.67%	17.03%	8.17%
Russell 1000 Index[1]	21.69%	15.71%	8.59%

[1]	The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2017 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Portfolio statistics—December 31, 2017 (unaudited)1

Top ten holdings (long holdings)

Percentage of net assets
Amazon.com, Inc.	4.2%
Philip Morris International, Inc.	4.1
Facebook, Inc., Class A	3.9
Mondelez International, Inc., Class A	3.1
UnitedHealth Group, Inc.	3.1
JPMorgan Chase & Co.	2.9
Wells Fargo & Co.	2.7
Synchrony Financial	2.7
Simon Property Group, Inc.	2.5
TJX Cos., Inc. (The)	2.5
Total	31.7%

Top ten holdings (short holdings)

Percentage of net assets
Best Buy Co., Inc.	(0.3)%
Williams-Sonoma, Inc.	(0.3)
FleetCor Technologies, Inc.	(0.3)
Autodesk, Inc.	(0.3)
Motorola Solutions, Inc.	(0.3)
Intuit, Inc.	(0.2)
Cognizant Technology Solutions Corp., Class A	(0.2)
Owens & Minor, Inc.	(0.2)
OPKO Health, Inc.	(0.2)
Pandora Media, Inc.	(0.1)
Total	(2.4)%

Top five issuer breakdown by country or territory of origin (long holdings)

Percentage of net assets
United States	111.4%
Bermuda	4.3
Ireland	4.2
Netherlands	3.5
United Kingdom	1.8
Total	125.2%

Issuer breakdown by country or territory of origin (short holdings)

Percentage of net assets
United States	(25.3)%
Switzerland	(0.8)
Israel	(0.7)
Total	(26.8)%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification—December 31, 2017 (unaudited)1

Common stocks	Percentage of net assets
Aerospace & defense	4.25%
Airlines	1.19
Banks	6.61
Beverages	2.29
Biotechnology	5.63
Building products	1.63
Chemicals	3.21
Communications equipment	1.24
Consumer finance	3.79
Distributors	1.97
Diversified financial services	1.51
Electrical equipment	1.21
Electronic equipment, instruments & components	2.52
Equity real estate investment trusts (REITs)	2.50
Food products	3.13
Health care equipment & supplies	1.96
Health care providers & services	6.14
Hotels, restaurants & leisure	2.05
Household durables	1.29
Insurance	7.65
Internet & direct marketing retail	7.48
Internet software & services	3.90
IT services	2.23
Life sciences tools & services	1.99
Machinery	6.47
Media	1.43
Oil, gas & consumable fuels	6.02
Pharmaceuticals	6.07
Semiconductors & semiconductor equipment	11.72
Software	5.95
Specialty retail	2.50
Technology hardware, storage & peripherals	2.29
Tobacco	4.08
Wireless telecommunication services	1.26
Total common stocks	125.16%

Short-term investments	0.05
Total investments before investments sold short	125.21%

Investments sold short Common stocks	Percentage of net assets
Biotechnology	(1.47)%
Capital markets	(1.14)
Commercial services & supplies	(1.25)
Communications equipment	(0.28)
Electrical equipment	(0.39)
Electronic equipment, instruments & components	(1.03)
Food products	(0.83)
Health care equipment & supplies	(1.03)
Health care providers & services	(2.21)
Hotels, restaurants & leisure	(2.63)
Household durables	(0.37)
Household products	(1.09)
Insurance	(0.70)
Internet software & services	(2.07)
IT services	(0.55)
Life sciences tools & services	(1.43)
Media	(0.39)
Pharmaceuticals	(0.71)
Professional services	(0.42)
Semiconductors & semiconductor equipment	(2.61)
Software	(2.08)
Specialty retail	(2.06)
Total investments sold short	(26.74)%

Total investments, net of investments sold short	98.47%
Cash and other assets, less liabilities	1.53
Net assets	100.00%

1 The Fund’s portfolio is actively managed and its composition will vary over time.

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2017

	Shares	Value
Common stocks: 125.16%
Aerospace & defense: 4.25%
Spirit AeroSystems Holdings, Inc., Class A1	64,591	$5,635,565
United Technologies Corp.[1]	42,531	5,425,679

		11,061,244

Airlines: 1.19%
Spirit Airlines, Inc.*	69,039	3,096,399

Banks: 6.61%
JPMorgan Chase & Co.[1]	71,063	7,599,477
US Bancorp[1]	49,461	2,650,121
Wells Fargo & Co.[1]	114,827	6,966,554

		17,216,152

Beverages: 2.29%
PepsiCo, Inc.[1]	49,803	5,972,376

Biotechnology: 5.63%
Alexion Pharmaceuticals, Inc.*	16,000	1,913,440
Alkermes plc*	35,600	1,948,388
Alnylam Pharmaceuticals, Inc.*,1	33,352	4,237,372
Coherus Biosciences, Inc.*	98,000	862,400
Emergent BioSolutions, Inc.*	48,024	2,231,675
Ironwood Pharmaceuticals, Inc.*	156,401	2,344,451
Lexicon Pharmaceuticals, Inc.*,1	113,823	1,124,571

		14,662,297

Building products: 1.63%
Allegion plc	53,300	4,240,548

Chemicals: 3.21%
Eastman Chemical Co.	43,000	3,983,520
LyondellBasell Industries NV, Class A	39,585	4,367,017

		8,350,537

Communications equipment: 1.24%
Arista Networks, Inc.*,1	13,660	3,218,023

Consumer finance: 3.79%
American Express Co.[1]	29,239	2,903,725
Synchrony Financial[1]	180,068	6,952,426

		9,856,151

Distributors: 1.97%
LKQ Corp.*	126,206	5,132,798

Diversified financial services: 1.51%
Voya Financial, Inc.	79,285	3,922,229

Electrical equipment: 1.21%
Sensata Technologies Holding NV*	61,726	3,154,816

Electronic equipment, instruments & components: 2.52%
Jabil, Inc.[1]	131,641	3,455,576
Universal Display Corp.	17,929	3,095,442

		6,551,018

	Shares	Value
Equity real estate investment trusts (REITs): 2.50%
Simon Property Group, Inc.[1]	37,879	$6,505,339

Food products: 3.13%
Mondelez International, Inc., Class A1	190,499	8,153,357

Health care equipment & supplies: 1.96%
Wright Medical Group NV*	67,206	1,491,973
Zimmer Biomet Holdings, Inc.	29,888	3,606,585

		5,098,558

Health care providers & services: 6.14%
Cigna Corp.	22,844	4,639,388
Laboratory Corp. of America Holdings*	21,257	3,390,704
UnitedHealth Group, Inc.[1]	36,093	7,957,063

		15,987,155

Hotels, restaurants & leisure: 2.05%
Norwegian Cruise Line Holdings Ltd.*,1	100,100	5,330,325

Household durables: 1.29%
Newell Brands, Inc.[1]	109,109	3,371,468

Insurance: 7.65%
Allstate Corp. (The)[1]	37,593	3,936,363
Aon plc[1]	35,300	4,730,200
Marsh & McLennan Cos., Inc.[1]	78,469	6,386,592
MetLife, Inc.[1]	95,891	4,848,249

		19,901,404

Internet & direct marketing retail: 7.48%
Amazon.com, Inc.*,1	9,413	11,008,221
Expedia, Inc.[1]	37,766	4,523,234
Netflix, Inc.*	20,507	3,936,524

		19,467,979

Internet software & services: 3.90%
Facebook, Inc., Class A*,1	57,559	10,156,861

IT services: 2.23%
Visa, Inc., Class A1	50,999	5,814,906

Life sciences tools & services: 1.99%
Bio-Rad Laboratories, Inc., Class A*,1	21,653	5,167,921

Machinery: 6.47%
AGCO Corp.	84,924	6,066,121
Gardner Denver Holdings, Inc.*	176,300	5,981,859
Wabtec Corp.	58,971	4,802,009

		16,849,989

Media: 1.43%
CBS Corp. (Non-Voting), Class B1	63,261	3,732,399

Oil, gas & consumable fuels: 6.02%
Delek US Energy, Inc.	97,969	3,423,037
EOG Resources, Inc.[1]	42,838	4,622,649
Hess Corp.	49,588	2,353,942

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2017

	Shares	Value
Common stocks—(Continued)
Oil, gas & consumable fuels: 6.02%—(Continued)
Noble Energy, Inc.	85,440	$2,489,722
WPX Energy, Inc.*	196,890	2,770,242

		15,659,592

Pharmaceuticals: 6.07%
Allergan plc[1]	29,498	4,825,283
Eli Lilly & Co.[1]	64,049	5,409,578
Johnson & Johnson	31,200	4,359,264
Medicines Co. (The)*,1	44,209	1,208,674

		15,802,799

Semiconductors & semiconductor equipment: 11.72%
Cirrus Logic, Inc.*	42,756	2,217,326
KLA-Tencor Corp.	27,790	2,919,895
Lam Research Corp.	16,531	3,042,861
Marvell Technology Group Ltd.	267,066	5,733,907
Microchip Technology, Inc.	36,897	3,242,509
Micron Technology, Inc.*,1	141,533	5,819,837
ON Semiconductor Corp.*,1	151,770	3,178,064
Qorvo, Inc.*,1	30,165	2,008,989
Skyworks Solutions, Inc.[1]	24,619	2,337,574

		30,500,962

Software: 5.95%
Electronic Arts, Inc.*	31,252	3,283,335
salesforce.com, Inc.*	36,767	3,758,690
Take-Two Interactive Software, Inc.*	45,348	4,978,304
Ultimate Software Group, Inc. (The)*	15,898	3,469,421

		15,489,750

Specialty retail: 2.50%
TJX Cos., Inc. (The)[1]	85,045	6,502,541

Technology hardware, storage & peripherals: 2.29%
Western Digital Corp.[1]	74,813	5,949,878

Tobacco: 4.08%
Philip Morris International, Inc.[1]	100,517	10,619,621

Wireless telecommunication services: 1.26%
T-Mobile US, Inc.*,1	51,634	3,279,275

Total common stocks (cost $253,952,439)		325,776,667

Short-term investments: 0.05%
Investment companies: 0.05%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $124,694)	124,694	124,694

Total investments before investments sold short: 125.21% (cost $254,077,133)		325,901,361

	Shares	Value
Investments sold short: (26.74)%
Common stocks: (26.74)%
Biotechnology: (1.47)%
Amgen, Inc.	(5,248)	$(912,627)
Ligand Pharmaceuticals, Inc.	(9,895)	(1,354,922)
OPKO Health, Inc.	(89,626)	(439,167)
United Therapeutics Corp.	(7,611)	(1,126,048)

		(3,832,764)

Capital markets: (1.14)%
Charles Schwab Corp. (The)	(57,928)	(2,975,761)

Commercial services & supplies: (1.25)%
Healthcare Services Group, Inc.	(61,675)	(3,251,506)

Communications equipment: (0.28)%
Motorola Solutions, Inc.	(8,204)	(741,149)

Electrical equipment: (0.39)%
Emerson Electric Co.	(14,409)	(1,004,163)

Electronic equipment, instruments & components: (1.03)%
National Instruments Corp.	(39,690)	(1,652,295)
TE Connectivity Ltd.	(10,700)	(1,016,928)

		(2,669,223)

Food products: (0.83)%
Campbell Soup Co.	(22,664)	(1,090,365)
McCormick & Co., Inc. (Non-Voting)	(10,410)	(1,060,883)

		(2,151,248)

Health care equipment & supplies: (1.03)%
Abaxis, Inc.	(18,632)	(922,656)
IDEXX Laboratories, Inc.	(11,323)	(1,770,691)

		(2,693,347)

Health care providers & services: (2.21)%
Cardinal Health, Inc.	(15,800)	(968,066)
Express Scripts Holding Co.	(27,980)	(2,088,427)
LifePoint Health, Inc.	(18,568)	(924,687)
Owens & Minor, Inc.	(28,410)	(536,381)
Patterson Cos., Inc.	(34,087)	(1,231,563)

		(5,749,124)

Hotels, restaurants & leisure: (2.63)%
Choice Hotels International, Inc.	(35,539)	(2,757,826)
Hyatt Hotels Corp., Class A	(19,822)	(1,457,710)
Planet Fitness, Inc., Class A	(39,568)	(1,370,240)
Wendy’s Co. (The)	(76,938)	(1,263,322)

		(6,849,098)

Household durables: (0.37)%
Garmin Ltd.	(16,163)	(962,830)

Household products: (1.09)%
Church & Dwight Co., Inc.	(19,299)	(968,231)
Clorox Co. (The)	(12,507)	(1,860,291)

		(2,828,522)

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2017

	Shares	Value
Common stocks—(Continued)
Insurance: (0.70)%
CNO Financial Group, Inc.	(74,288)	$(1,834,171)

Internet software & services: (2.07)%
Akamai Technologies, Inc.	(29,769)	(1,936,176)
Pandora Media, Inc.	(58,275)	(280,886)
Twitter, Inc.	(90,598)	(2,175,258)
Yelp, Inc.	(23,713)	(994,997)

		(5,387,317)

IT services: (0.55)%
Cognizant Technology Solutions Corp., Class A	(8,190)	(581,654)
FleetCor Technologies, Inc.	(4,452)	(856,698)

		(1,438,352)

Life sciences tools & services: (1.43)%
IQVIA Holdings, Inc.	(9,059)	(886,876)
Mettler-Toledo International, Inc.	(2,850)	(1,765,632)
Thermo Fisher Scientific, Inc.	(5,676)	(1,077,759)

		(3,730,267)

Media: (0.39)%
Gannett Co., Inc.	(87,347)	(1,012,352)

Pharmaceuticals: (0.71)%
Teva Pharmaceutical Industries Ltd. ADR	(97,600)	(1,849,520)

Professional services: (0.42)%
ManpowerGroup, Inc.	(8,624)	(1,087,573)

	Shares	Value
Semiconductors & semiconductor equipment: (2.61)%
Cree, Inc.	(54,468)	$(2,022,942)
First Solar, Inc.	(38,819)	(2,621,059)
NVIDIA Corp.	(11,075)	(2,143,012)

		(6,787,013)

Software: (2.08)%
Autodesk, Inc.	(7,897)	(827,843)
Intuit, Inc.	(4,030)	(635,853)
Proofpoint, Inc.	(22,294)	(1,979,930)
Snap, Inc., Class A	(134,232)	(1,961,130)

		(5,404,756)

Specialty retail: (2.06)%
Abercrombie & Fitch Co., Class A	(66,017)	(1,150,676)
American Eagle Outfitters, Inc.	(52,451)	(986,079)
Best Buy Co., Inc.	(12,685)	(868,542)
Gap, Inc. (The)	(43,900)	(1,495,234)
Williams-Sonoma, Inc.	(16,662)	(861,425)

		(5,361,956)

Total investments sold short (proceeds $53,532,574)		(69,602,012)
Total investments, net of investments sold short: 98.47%		256,299,349

Cash and other assets, less liabilities: 1.53%		3,982,337
Net assets: 100.00%		$260,281,686

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 21. Portfolio footnotes begin on page 20.

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2017

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$325,776,667	$—	$—	$325,776,667
Short-term investments	124,694	—	—	124,694
Total	$325,901,361	$—	$—	$325,901,361
Liabilities
Common stocks sold short	$(69,602,012)	$—	$—	$(69,602,012)

At December 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, pledged as collateral for investments sold short.

UBS Relationship Funds

December 31, 2017

Portfolio acronyms

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

UBS Relationship Funds

December 31, 2017 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 to December 31, 2017.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled

“Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5%

hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition,

if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period July 1, 2017 to December 31, 2017.

UBS Relationship Funds

December 31, 2017 (unaudited)

	Beginning account value July 1, 2017	Ending account value December 31, 2017	Expenses paid during period* 07/01/17-12/31/17	Expense ratio during period
UBS-HALO Emerging Markets Equity Relationship Fund
Actual	$1,000.00	$1,214.10	$2.79	0.5000%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.68	2.55	0.5000
UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	1,073.50	3.22	0.6156
Hypothetical (5% annual return before expenses)	1,000.00	1,022.10	3.14	0.6156

*	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

Financial statements

Statement of assets and liabilities

December 31, 2017

	UBS-HALO Emerging Markets Equity Relationship Fund	UBS U.S. Equity Alpha Relationship Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$29,305,479	$254,077,133
Foreign currency	735,663	102
	$30,041,142	$254,077,235

Investments, at value:
Unaffiliated issuers	$42,438,850	$325,901,361
Foreign currency	741,105	99
Cash	—	72,896
Receivables:
Investment securities sold	275,213	—
Foreign tax reclaims	2,651	—
Due from Advisor	30,921	47,202
Dividends	39,309	330,385
Cash collateral for securities sold short	—	3,713,026
Other assets	3,357	21,041
Total assets	43,531,406	330,086,010

Liabilities:
Payables:
Investment securities purchased	247,217	—
Custody and fund accounting fees	23,689	24,429
Fund administration fee	22,500	22,500
Trustees’ fees	9,910	20,227
Dividend expense and security loan fees for securities sold short	—	72,096
Accrued expenses	118,521	63,060
Securities sold short, at value[1]	—	69,602,012
Total liabilities	421,837	69,804,324
Net assets	$43,109,569	$260,281,686
Shares outstanding	787,351	9,350,156
Net asset value, offering and redemption proceeds per share	$54.7527	$27.8371

[1]	Proceeds from securities sold short by UBS U.S. Equity Alpha Relationship Fund were $53,532,574.

See accompanying notes to financial statements.

Financial statements

Statement of operations

For the year ended December 31, 2017

	UBS-HALO Emerging Markets Equity Relationship Fund	UBS U.S. Equity Alpha Relationship Fund
Investment income:
Dividends	$1,022,319	$3,731,269
Interest	—	516
Securities lending	19	—
Foreign tax withheld	(115,677)	(1,706)
Total income	906,661	3,730,079
Expenses:
Administration	90,000	90,000
Custodian and fund accounting	100,602	94,042
Professional services	148,061	83,697
Shareholder reports	6,890	7,129
Trustees	39,086	83,829
Insurance	3,710	12,786
Transfer agency and related service fees	15,284	15,468
Dividend expense and security loan fees for securities sold short	—	1,228,431
Other	22,777	24,415
Total operating expenses	426,410	1,639,797
Expenses reimbursed by Advisor	(196,256)	(119,745)
Net expenses	230,154	1,520,052
Net investment income	676,507	2,210,027
Net realized gain (loss) on:
Investments in unaffiliated issuers	9,103,829	22,229,807
Securities sold short	—	(12,331,105)
Foreign currency transactions	33,711	12,782
Net realized gain	9,137,540	9,911,484
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	8,792,987	35,691,470
Securities sold short	—	(1,465,828)
Translation of other assets and liabilities denominated in foreign currency	10,391	5,036
Change in net unrealized appreciation (depreciation)	8,803,378	34,230,678
Net realized and unrealized gain	17,940,918	44,142,162
Net increase in net assets resulting from operations	$18,617,425	$46,352,189

See accompanying notes to financial statements.

Financial statements

Statement of changes in net assets

	UBS-HALO Emerging Markets Equity Relationship Fund		UBS U.S. Equity Alpha Relationship Fund
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Operations:
Net investment income	$676,507	$882,675	$2,210,027	$2,976,076
Net realized gain (loss)	9,137,540	(497,739)	9,911,484	2,381,113
Change in net unrealized appreciation	8,803,378	6,126,574	34,230,678	18,579,125
Net increase in net assets from operations	18,617,425	6,511,510	46,352,189	23,936,314
Beneficial interest transactions:
Proceeds from shares sold	—	—	—	—
Cost of shares redeemed	(26,700,252)	(14,219,096)	—	(328,401)
Transaction charges	200,252	106,119	—	—
Net decrease in net assets resulting from beneficial interest transactions	(26,500,000)	(14,112,977)	—	(328,401)
Increase (decrease) in net asset	(7,882,575)	(7,601,467)	46,352,189	23,607,913
Net assets, beginning of year	50,992,144	58,593,611	213,929,497	190,321,584
Net assets, end of year	$43,109,569	$50,992,144	$260,281,686	$213,929,497
Shares redeemed	(598,485)	(392,477)	—	(15,000)
Net decrease in shares outstanding	(598,485)	(392,477)	—	(15,000)

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of cash flows

For the year ended December 31, 2017

UBS U.S. Equity Alpha Relationship Fund
Cash provided by operating activities:
Net increase in net assets from operations	$46,352,189
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(158,817,167)
Proceeds from disposition of investment securities	154,650,228
Covers of securities sold short	(53,057,167)
Proceeds from securities sold short	52,051,266
Sales of short-term investments, net	3,703,407
Net realized (gain) loss on investments	(22,229,807)
Net realized (gain) loss on securities sold short	12,331,105
Change in unrealized (appreciation) depreciation on investments	(35,691,470)
Change in unrealized (appreciation) depreciation on securities sold short	1,465,828
Increase in due from Advisor	(37,400)
Decrease in dividends receivable	75,403
Increase in cash collateral for securities sold short	(727,543)
Increase in other assets	(8,791)
Decrease in dividends payable and security loan fees for securities sold short	(6,439)
Increase in accrued expenses and other liabilities	7,179
Net cash provided by operating activities	60,821
Cash used in financing activities:
Proceeds from shares issued	—
Payment on shares redeemed	—
Net cash used in financing activities	—
Net increase in cash	60,821
Cash:
Beginning of period	12,174
End of period	$72,995

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS-HALO Emerging Markets Equity Relationship Fund	2017	2016	2015	2014	2013
Net asset value, beginning of year	$36.7952	$32.9490	$35.4013	$35.5125	$39.0123
Income from investment operations:
Net investment income[1]	0.6728	0.5175	0.4189	0.7564	0.7649
Net realized and unrealized gain (loss)	17.0856	3.2665	(3.0610)	(0.9498)	(4.3288)
Total income (loss) from investment operations	17.7584	3.7840	(2.6421)	(0.1934)	(3.5639)
Transaction charges	0.1991	0.0622	0.1898	0.0822	0.0641
Net asset value, end of year	$54.7527	$36.7952	$32.9490	$35.4013	$35.5125
Total investment return[2]	48.79%	11.67%	(6.93)%	(0.31)%	(8.97)%
Ratios to average net assets:
Expenses before expense reimbursement	0.9274%	0.7331%	0.4958%	0.3131%	0.2762%
Expenses after expense reimbursement	0.5000%	0.5000%	0.4958%	0.3131%	0.2762%
Net investment income	1.47%	1.50%	1.15%	2.10%	2.09%
Supplemental data:
Net assets, end of year (000’s)	$43,110	$50,992	$58,594	$206,681	$277,898
Portfolio turnover rate	30%	55%	57%	39%	58%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at the net asset value on the last day of each year reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS U.S. Equity Alpha Relationship Fund	2017	2016	2015	2014	2013
Net asset value, beginning of year	$22.8798	$20.3223	$20.3185	$17.1890	$12.6822
Income from investment operations:
Net investment income[1]	0.2364	0.3179	0.2717	0.2298	0.2100
Net realized and unrealized gain (loss)	4.7209	2.2396	(0.2679)	2.8997	4.2968
Total income from investment operations	4.9573	2.5575	0.0038	3.1295	4.5068
Net asset value, end of year	$27.8371	$22.8798	$20.3223	$20.3185	$17.1890
Total investment return[2]	21.67%	12.58%	0.02%	18.20%	35.54%
Ratios to average net assets:
Expense before expense reimbursement and after dividend expense and security loan fees for securities sold short	0.6751%	0.8837%	0.8318%	0.9371%	0.9089%
Expenses after expense reimbursement and after dividend expense and security loan fees for securities sold short	0.6258%	0.8021%	0.7608%	0.8666%	0.8068%
Expenses after expense reimbursement and before dividend expense and security loan fees for securities sold short	0.1200%	0.1200%	0.1200%	0.1200%	0.1200%
Net investment income	0.91%	1.53%	1.29%	1.24%	1.39%
Supplemental data:
Net assets, end of year (000’s)	$260,282	$213,929	$190,322	$190,286	$160,978
Portfolio turnover rate	57%	51%	48%	41%	56%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds

Notes to financial statements

Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end management investment company registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, currently offering multiple series representing separate investment portfolios. The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust has two series available for investment, each having its own investment objectives and policies: UBS-HALO Emerging Markets Equity Relationship Fund and UBS U.S. Equity Alpha Relationship Fund (each a “Fund,” and collectively, the “Funds”). Each of the Funds is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. (“UBS AM” or the “Advisor”) serves as the investment advisor for the Funds. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Certain shareholders of a Fund may redeem units and the Fund pays the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for units of the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017. Management has assessed the impact of these regulatory developments and the changes are incorporated within the financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective

UBS Relationship Funds

Notes to financial statements

Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Distributions: None of the Funds currently intends to declare and pay distributions.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

Because each Fund is sold only to accredited investors in a private placement transaction, each Fund may have a limited shareholder base with investors owning a significant portion of each Fund.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund’s assets are traded in other markets on days when the NYSE is not open, the value of a Fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund’s net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and

UBS Relationship Funds

Notes to financial statements

broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund’s Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee (“VC”) the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists

UBS Relationship Funds

Notes to financial statements

during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Fund’s Portfolio of investments.

Investments

Short sales: UBS U.S. Equity Alpha Relationship Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security’s price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. The Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund’s loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund’s investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund’s potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

UBS Relationship Funds

Notes to financial statements

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s portfolio footnotes.

Investment advisory and administration fees and other transactions with affiliates

UBS AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets and can discontinue these expense limitations at any time:

Fund	Percent
UBS-HALO Emerging Markets Equity Relationship Fund	0.5000%

The Advisor has voluntarily agreed to reimburse UBS U.S. Equity Alpha Relationship Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies) exceed the following percentage of average daily net assets.

Fund	Percent
UBS U.S. Equity Alpha Relationship Fund	0.1200%

At December 31, 2017, the Advisor owed certain Funds for expense reimbursements as follows:

Fund	Amount
UBS-HALO Emerging Markets Equity Relationship Fund	$30,921
UBS U.S. Equity Alpha Relationship Fund	47,202

During the period ended December 31, 2017, the Funds accrued expense reimbursements as follows:

Fund	Amount
UBS-HALO Emerging Markets Equity Relationship Fund	$196,256
UBS U.S. Equity Alpha Relationship Fund	119,745

Each Fund pays an administration fee to JPMorgan Chase Bank that is computed daily and paid monthly at an annual rate of $90,000.

During the period ended December 31, 2017, the Funds listed below paid broker commissions to affiliates of the investment advisor as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within investments at cost of unaffiliated issuers, and the Statement of operations within net realized gain (loss) on, and/or change in net unrealized appreciation (depreciation) on investments.

Fund	Amount
UBS U.S. Equity Alpha Relationship Fund	$2,629

UBS Relationship Funds

Notes to financial statements

Securities lending

Each Fund may lend securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. When loaning portfolio securities, each Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities or 105% of the market value of the loaned securities with respect to foreign securities, provided that loans of “Government Securities” as defined in the Investment Company Act may be collateralized at 100%. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities, 105% of the value of the securities loaned with respect to foreign securities, or 100% of the value of the securities loaned with respect to “Government Securities.” Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government or government agency securities or, under certain conditions, bank letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in JPMorgan U.S. Government Money Market Fund, which is included in each Fund’s Portfolio of investments. JPMorgan Chase Bank serves as the Funds’ lending agent.

At December 31, 2017, the Funds did not have any securities on loan.

Bank line of credit

The Funds participate with other funds managed by UBS AM in a $50 million committed credit facility (the “Committed Credit Facility”) with JPMorgan Chase Bank. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Funds and the other 50% of the allocation is based on utilization. During the period ended December 31, 2017, the Funds had no borrowings from the Committed Credit Facility.

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2017, the following Funds recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS-HALO Emerging Markets Equity Relationship Fund	$1,050

UBS Relationship Funds

Notes to financial statements

Purchases and sales of securities

For the period ended December 31, 2017, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales proceeds
UBS-HALO Emerging Markets Equity Relationship Fund	$13,357,787	$39,034,666
UBS U.S. Equity Alpha Relationship Fund (long transactions)	158,817,167	154,314,967
UBS U.S. Equity Alpha Relationship Fund (short sale transactions)	53,057,167	52,051,266

Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

Transaction charges

Prior to December 20, 2017, investors in UBS-HALO Emerging Markets Equity Relationship Fund were subject to a transaction charge upon redemption of the Fund’s shares equal to 0.75% of the net asset value of the redeemed shares. Redemption requests for the Fund were paid at net asset value less the transaction charge. The proceeds of the transaction charge are retained by the Fund to offset trading costs associated with redemptions. Since December 20, 2017, redemptions in the UBS-HALO Emerging Markets Equity Relationship Fund are no longer is subject to transaction charges. For the periods ended December 31, 2017 and December 31, 2016, transaction charges received by UBS-HALO Emerging Markets Equity Relationship Fund were $200,252 and $106,119, respectively.

Federal tax status

The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income/(loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at December 31, 2017 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS-HALO Emerging Markets Equity Relationship Fund	$28,718,802	$14,126,904	$(406,856)	$13,720,048
UBS U.S. Equity Alpha Relationship Fund	200,651,644	79,898,532	(24,250,827)	55,647,705

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax deferral of losses on wash sales.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of December 31, 2017 there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended December 31, 2017, the Funds did not incur any interest or penalties.

UBS Relationship Funds

Notes to financial statements

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year periods ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Report of independent registered public accounting firm

To the Shareholders and the Board of Trustees of UBS Relationship Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of UBS Relationship Funds (the “Trust”) (comprising UBS-HALO Emerging Markets Equity Relationship Fund and UBS U.S. Equity Alpha Relationship Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of December 31, 2017, and the related statements of operations and cash flows for UBS U.S. Equity Alpha Relationship Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising UBS Relationship Funds at December 31, 2017 and the results of their operations and the cash flows for UBS U.S. Equity Alpha Relationship Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

February 28, 2018

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Independent Trustees
Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Adela Cepeda; 59 PFM Financial Advisors LLC 222 N. LaSalle Street Suite 910 Chicago, IL 60601	Trustee	Since 2004	Ms. Cepeda is managing director at PFM Financial Advisors LLC (since 2016). Prior to joining PFM Financial Advisors LLC, from 1995 to 2016, Ms. Cepeda was founder and president of A.C. Advisory, Inc.	Ms. Cepeda is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.	Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008).
John J. Murphy[2]; 73 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983).[2]	Mr. Murphy is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Murphy is a director (since 2007) of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

Trustee and officer information (unaudited)

Independent Trustees (continued)
Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Abbie J. Smith; 64 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is the Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co- founding partner and director of research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).	Ms. Smith is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director and member (since 2003) and also a member of the audit committee (since May 2017). Ms. Smith was also chair (until October 2015) of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee of the Dimensional Funds complex (128 portfolios).
Frank K. Reilly; 82 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor Emeritus of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982), and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank and Bank of New Castle, both banks are subsidaries of Discover Financial Services, and Mr. Reilly is chairman of the audit committee for both banks.

Trustee and officer information (unaudited)

Independent Trustees (continued)
Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
J. Mikesell Thomas; 66 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and president and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former president and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).	Mr. Thomas is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Thomas is a director (since 1992) and chairman of the audit committee for NorthShore University HealthSystem, a not-for-profit healthcare organization, and a director and member, (since January 2016) of the audit committee of four indirect subsidiaries of Tokio Marine Holdings, Inc., a publicly traded insurance company headquartered in Tokyo, Japan: HCC Life Insurance Co., U.S. Specialty Insurance Co., Houston Casualty Co., and Producers Agriculture Insurance Co. Mr. Thomas was previously a director (2012-October 2015), a member of the audit committee (2012-October 2015) and chairman of the investment and finance committees (2014-October 2015) of HCC Insurance Holdings Inc.; and a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

Trustee and officer information (unaudited)

Officers
Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 49	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. She is vice president and assistant treasurer of 10 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager.
Mark E. Carver*; 54	President	Since 2010	Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Mr. Carver is president of 10 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager.
Franklin P. Dickson*; 39	Vice President	Since December 2017	Mr. Dickson is an associate director (since 2015) and tax compliance manager (since October 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from April 2008 through June 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 10 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager.
Mark F. Kemper**; 59	Vice President and Secretary	Since 1999	Mr. Kemper is a managing director and general counsel of UBS AM—Americas region (since 2006 and 2004 respectively). He has been secretary of UBS AM—Americas region (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 10 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since January 2017).
Joanne M. Kilkeary*; 49	Vice President, Treasurer and Principal Accounting Officer	Since 2006 and October 2017, respectively	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since October 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region from 2004-2017)). Ms. Kilkeary is a vice president, treasurer and principal accounting officer of 10 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager.
William T. MacGregor*; 42	Vice President and Assistant Secretary	Since 2015	Mr. MacGregor is an executive director and deputy general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2015). From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 10 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager.

Trustee and officer information (unaudited)

Officers (concluded)
Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy D. Osborn*; 51	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 10 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager.
Frank S. Pluchino*; 58	Interim Chief Compliance Officer	Since November 2017	Mr. Pluchino is an executive director with UBS AM—Americas region and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as interim chief compliance officer of 15 investment companies (consisting of 70 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.
Eric Sanders*; 52	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel with UBS Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 10 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager.
Keith A. Weller*; 56	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel with UBS Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 10 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019-6028
**	This person’s business address is One North Wacker Drive, Chicago, IL 60606.
[1]	Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.
[2]	Mr. Murphy is the president and owner of Murphy Capital Management Inc. (“Murphy Capital”), an investment advisory firm. Murphy Capital serves as an investment manager through certain wrap fee investment advisory programs sponsored by UBS Financial Services, Inc. (“UBSFS”), an affiliate of UBS AM (Americas). Murphy Capital is paid management fees for the clients it advises through these wrap fee programs.

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1104

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $94,915 and $170,386, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $10,554 and $10,554 respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2017 and 2016 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $43,500 and $69,409, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended December 31, 2017 and December 31, 2016, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Trust, as well as with the Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)	To pre-approve all non-audit services to be provided to the Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(c)	To pre-approve all non-audit services to be provided by the Trust’s independent auditors to the Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the Trust, when without such pre-approval by the Committee, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(d)	To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)	To consider whether the non-audit services provided by the Trust’s independent auditor to the Trust’s investment advisor or any advisor affiliate that provides on-going services to the Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2017 and December 31, 2016 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2017 and December 31, 2016 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2017 and December 31, 2016 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2017 and December 31, 2016 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2017 and December 31, 2016 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2017 and December 31, 2016 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended December 31, 2017, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate fees billed by E&Y of $137,554 and $204,963 respectively, for non-audit services rendered to the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2017	2016
Covered Services	$54,054	$79,963
Non-Covered Services	$83,500	$125,000

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)	Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 12, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 12, 2018

By:	/s/ Joanne Kilkeary
Joanne Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	March 12, 2018